11 ACQUISITION OF HIP DIGITAL MEDIA: Schedule of fair value of the net liabilities of Hip Digital prior to closing (Details)	Dec. 31, 2017 USD ($)
Details
Cash and cash equivalents	$ 354,477
Accounts receivable	954,469
Deposits, prepaid expenses and other assets	178,383
Fixed assets and intangible assets	7,991
Accounts payable and accrued liabilities	(882,951)
Deferred revenue	(1,901,308)
Fair value of the net liabilities of Hip Digital prior to closing	$ (1,288,939)